LIBERTY
COMMERCIAL FINANCE

# Equipment Schedule No. 04

This EQUIPMENT SCHEDULE NO. 04 ("Schedule") between **Liberty Commercial Finance LLC** ("Lessor") and **SunOpta Grains and Foods Inc.** ("Lessee") is dated as of September 7, 2021 and is issued in connection with the Master Equipment Lease Agreement number 32115 dated as of June 18, 2020 ("Master Lease" and the Schedule with the Master Lease terms incorporated therein, the "Lease"). Unless otherwise defined, capitalized terms used herein shall have the same meanings specified in the Master Lease.

1. **EQUIPMENT.** Pursuant to the terms and conditions of this Lease, Lessor leases to Lessee and Lessee leases from Lessor, the equipment, products and fees listed on Exhibit A attached hereto (collectively, the "Equipment").

2. **TERM.** The Initial Term of this Lease expires on the date that is 48 months after the Initial Term Commencement Date (the "Initial Term Expiration Date").

3. **EQUIPMENT COST**: $20,000,000.00

4. **MONTHLY EQUIVALENT LEASE RATE FACTOR: ("MELRF"):** 0.023565

5. **MONTHLY RENT:** $471,300.00

The actual Rent amount will be determined by multiplying the MELRF by the actual Equipment Cost. At the time of the Acceptance Date (or until such time as all final Lease related documentation is received by Lessor and/or Lessor Assignee), the MELRF may be adjusted upward in direct relation to any movement of US SWAP rates with a maturity equal to the Initial Term. The base US SWAP rate to be used for comparison purposes shall be 0.70%.

6. **PAYMENT FREQUENCY:** Monthly

7. **RENTAL DEPOSIT**: $471,300.00

The Deposit is nonrefundable and shall be applied to the last Monthly Rent payment. In the event that the Lease does not commence for any reason, including Lessee's rejection of the Equipment or Lessee does not fulfill its commitment with respect to completion of the terms and conditions of the Lease or any approval, then the Deposit will be considered an earned processing fee by Lessor.

8. **EQUIPMENT LOCATION:** 4126 Power Way, Midlothian, TX 76065

9. **BILLING ADDRESS:** 7301 Ohms Lane, Suite 600, Edina, MN 55439

10. **PURCHASE OPTION TERMS.** So long as no Default or Event of Default shall have occurred and be continuing, Lessee shall have the option (the "Purchase Option") to purchase all, but not less than all, Equipment on the Initial Term Expiration Date for an amount equal to $1.00, plus any applicable taxes (the "Purchase Option Price"). Lessee shall not be obligated to provide Lessor with advance notice of Lessee's election of the Purchase Option. Payment of the Purchase Option Price, together with all other amounts due and owing by Lessee under the Lease shall be made on the Initial Term Expiration Date in immediately available funds. Upon satisfaction in full of Lessee's obligations hereunder, Lessor shall convey to Lessee all of Lessor's right, title and interest in and to the Equipment on an "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR HEREBY SPECIFICALLY DISCLAIMS ANY SUCH REPRESENTATIONS AND WARRANTIES AND MAY INCLUDE THESE AND OTHER DISCLAIMERS IN ANY SALE DOCUMENTATION. Lessee's right, if any, to continued use of any Equipment subject to a License Agreement shall be as set forth in the applicable License Agreement.

11. **NATURE OF TRANSACTION.** (a) **General**. The parties intend to comply with all applicable laws, and if it is determined that any payment under the Lease exceeds any amount allowed by applicable law, then the excess portion shall be applied to the repayment of principal, and any interest will be charged at the highest rate allowed by law. (b) **Property Tax**. Unless otherwise directed in writing by Lessor or required by applicable law, Lessee will list itself as owner of all Equipment for property tax purposes and will promptly file and pay all such property taxes when due. In those jurisdictions in which Lessor is required to list itself as owner of Equipment, upon receipt by Lessee of any property tax bill pertaining to Equipment, Lessee will promptly forward the property tax bill and related payment to Lessor. Upon receipt by Lessor of a property tax bill (whether from Lessee or directly from the taxing authority), Lessor will pay the tax and invoice Lessee for the expense if Lessee has not submitted its payment with the bill. (c) Disclaimer. **LESSEE HEREBY ACKNOWLEDGES THAT LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS ANY ADVICE, REPRESENTATIONS, WARRANTIES AND COVENANTS, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO ANY LEGAL, ECONOMIC, ACCOUNTING, TAX OR OTHER EFFECTS OF THE LEASE AND THE TRANSACTION(S) CONTEMPLATED HEREBY, AND LESSEE HEREBY DISCLAIMS ANY RELIANCE ON ANY SUCH WARRANTIES, STATEMENTS OR REPRESENTATIONS MADE BY LESSOR WITH RESPECT THERETO.**

12. **FURTHER ASSURANCES.** LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE. Lessee will promptly execute or otherwise authenticate and deliver to Lessor such further documents, instruments, assurances and other records and take such further action as Lessor may reasonably request in order to carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly authenticated and delivered on the day and year first above written.

| Lessor: LIBERTY COMMERCIAL FINANCE LLC | Lessee: SUNOPTA GRAINS AND FOODS INC. |
|---|---|
| By: [signature] | By: [signature] |
| Print Name: Stephen B Peterson | Print Name: Scott Huckins |
| Title: Chief Credit Officer | Title: CFO |
| Date: September 7, 2021 | Date: September 7, 2021 |

# EXHIBIT A

## EQUIPMENT DESCRIPTION

Lessor: Liberty Commercial Finance LLC

Lessee: SunOpta Grains and Foods Inc.

Lease: Equipment Schedule No. 04 to Master Equipment Lease Agreement dated as of June 18, 2020.

| Supplier | Qty. | Equipment Description |
|---|---|---|
| | | Building Electrical Distribution, Boilers, Compressors, Chilled Water Evaporators, Process and Utility Piping, Wall Panels, Floor Treatment Lighting, Piping, Design & Engineering, Process Electrical Distribution and Controls, Plumbing, Wastewater Treatment System, Pallet Racking, Permits & Inspection, Information Technology and Laboratory Equipment, Racking, Furniture, and other contingency costs for the Project Rodeo Beverage Plant. |

Including all additions, accessions, and attachments thereto, and all substitutions, replacements, and proceeds (including insurance proceeds) thereof.